                                POWER OF ATTORNEY
                       RIVERSOURCE LIFE INSURANCE COMPANY

                    Gumer C. Alvero         Kevin E. Palmer
                    Timothy V. Bechtold     Bridget M. Sperl
                    Brian J. McGrane        David K. Stewart

Do hereby jointly and severally authorize Scott E. Creutzmann, Elisabeth A. Dahl, Chris R. Long, Scott R. Plummer, Christopher O. Petersen, Bruce H. Saul, Heather M. Somers, Tara W. Tilbury or Rodney J. Vessels to sign as their attorneys-in-fact and agents any and all documents (i.e., Registration Statement, pre-effective amendment, post-effective amendment and any application for exemptive relief) on behalf of the registrants reflected in the attached list that have been filed with the Securities and Exchange Commission by RiverSource Life Insurance Company pursuant to the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, by means of the Security and Exchange Commission's electronic disclosure system known as EDGAR or otherwise; and to the file the same, with any amendments thereto and all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, and do hereby ratify such signatures heretofore made by such persons.

It is expressly understood by the undersigned that all to whom this Power of Attorney is presented are hereby authorized to accept a copy, photocopy or facsimile of this authorization with the same validity as the original.

This Power of Attorney may be executed in any number of counterpart copies, each of which shall be deemed an original and all of which, together, shall constitute one and the same instrument.

IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney for the purpose herein set forth.

Dated the 30th day of August, 2007.


/s/ Gumer C. Alvero                     /s/ Kevin E. Palmer
----------------------------------      ----------------------------------
Gumer C. Alvero                         Kevin E. Palmer
Director and Executive Vice             Director, Vice President and Chief
President - Annuities                   Actuary


/s/ Timothy V. Bechtold                 /s/ Bridget M. Sperl
----------------------------------      ----------------------------------
Timothy V. Bechtold                     Bridget M. Sperl
Director and President                  Executive Vice President -
                                        Client Services


/s/ Brian J. McGrane                    /s/ David K. Stewart
----------------------------------      ----------------------------------
Brian J. McGrane                        David K. Stewart
Director, Executive Vice President      Vice President and Controller
and Chief Financial Officer

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                       RIVERSOURCE LIFE INSURANCE COMPANY
               REGISTERED VARIABLE ANNUITY/LIFE INSURANCE PRODUCTS

                                                            1933 Act No.   1940 Act No.
                                                            ------------   ------------
RIVERSOURCE VARIABLE ANNUITY ACCOUNT 1                                     811-07247
Privileged Assets Select Annuity                            333-139768

RIVERSOURCE VARIABLE ANNUITY ACCOUNT                                       811-7195
RiverSource Personal Portfolio Plus 2/RiverSource           333-139757
   Personal Portfolio Plus/RiverSource
   Personal Portfolio
RiverSource Preferred Variable Annuity                      333-139758
Evergreen Essential Variable Annuity                        333-139763
Evergreen New Solutions Variable Annuity                    333-139763
Evergreen New Solutions Select Variable Annuity             333-139759
Evergreen Pathways Variable Annuity                         333-139759
Evergreen Privilege Variable Annuity                        333-139759
RiverSource AccessChoice Select Variable Annuity            333-139759
RiverSource Endeavor Select Variable Annuity                333-139763
RiverSource Endeavor Plus Variable Annuity                  333-139759
RiverSource FlexChoice Variable Annuity                     333-139759
RiverSource FlexChoice Select Variable Annuity              333-139759
RiverSource Galaxy Premier Variable Annuity                 333-139761
RiverSource Innovations Variable Annuity                    333-139763
RiverSource Innovations Classic Variable Annuity            333-139763
RiverSource Innovations Classic Select Variable Annuity     333-139763
RiverSource Innovations Select Variable Annuity             333-139763
RiverSource New Solutions Variable Annuity                  333-139763
RiverSource Pinnacle Variable Annuity                       333-139761
RiverSource Platinum Variable Annuity                       333-139760
RiverSource Signature Variable Annuity                      333-139762
RiverSource Signature One Variable Annuity                  333-139762

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
                                                            1933 Act No.   1940 Act No.
                                                            ------------   ------------
RiverSource Signature One Select Variable Annuity           333-139762
RiverSource Signature Select Variable Annuity               333-139760
Wells Fargo Advantage Variable Annuity                      333-139762
Wells Fargo Advantage Builder Variable Annuity              333-139762
Wells Fargo Advantage Builder Select Variable Annuity       333-139762
Wells Fargo Advantage Choice Select Variable Annuity        333-139759
Wells Fargo Advantage Choice Variable Annuity               333-139759
Wells Fargo Advantage Select Variable Annuity               333-139763

RIVERSOURCE ACCOUNT F                                                      811-2317
RiverSource Variable Retirement & Combination               2-73114
   Retirement Annuities
RiverSource Employee Benefit Annuity                        33-52518
RiverSource Flexible Annuity                                33-4173

RiverSource Group Variable Annuity Contract                 33-47302

RIVERSOURCE VARIABLE ANNUITY FUND A                                        811-1653
RiverSource Variable Annuity Fund A                         2-29081

RIVERSOURCE VARIABLE ANNUITY FUND B                                        811-1674
RiverSource Variable Annuity Fund B - Individual            2-29358
RiverSource Variable Annuity Fund B - Group                 2-47430

RIVERSOURCE VARIABLE ACCOUNT 10
RiverSource Flexible Portfolio Annuity                      33-62407
RiverSource Retirement Advisor Variable Annuity             333-79311
RiverSource Retirement Advisor Variable Annuity - Band 3    333-79311
RiverSource Retirement Advisor Advantage Variable           333-79311
   Annuity/RiverSource Retirement Advisor Select Plus
   Variable Annuity
RiverSource Retirement Advisor Advantage Variable           333-79311
   Annuity - Band 3
RiverSource Retirement Advisor Advantage Plus Variable      333-79311
   Annuity/RiverSource Retirement Advisor Select Plus
   Variable Annuity
RiverSource Retirement Advisor 4 Advantage Plus Variable    333-79311
   Annuity/RiverSource Retirement Advisor 4 Select Plus
   Variable Annuity/RiverSource Retirement Advisor 4
   Access Variable Annuity

RIVERSOURCE ACCOUNT SBS                                                    811-06315
RiverSource Symphony Annuity                                33-40779

RIVERSOURCE MVA ACCOUNT                                                    N/A
RiverSource Endeavor Plus Variable Annuity                  333-139759
Evergreen Essential Variable Annuity                        333-139776
Evergreen New Solutions Variable Annuity                    333-139776
Evergreen New Solutions Select Variable Annuity             333-139776
Evergreen Pathways Variable Annuity                         333-139776
Evergreen Privilege Variable Annuity                        333-139776
RiverSource AccessChoice Select Variable Annuity            333-139776
RiverSource Endeavor Select Variable Annuity                333-139776
RiverSource FlexChoice Variable Annuity                     333-139776
RiverSource FlexChoice Select Variable Annuity              333-139776

RiverSource Galaxy Premier Variable Annuity                 333-139776
RiverSource Innovations Variable Annuity                    333-139776
RiverSource Innovations Classic Variable Annuity            333-139776
RiverSource Innovations Classic Select Variable Annuity     333-139776
RiverSource Innovations Select Variable Annuity             333-139776
RiverSource New Solutions Variable Annuity                  333-139776
RiverSource Pinnacle Variable Annuity                       333-139776
RiverSource Signature Variable Annuity                      333-139776
RiverSource Signature One Variable Annuity                  333-139776
RiverSource Signature One Select Variable Annuity           333-139776
RiverSource Signature Select Variable Annuity               333-139776
Wells Fargo Advantage Variable Annuity                      333-139776
Wells Fargo Advantage Builder Variable Annuity              333-139776
Wells Fargo Advantage Builder Select Variable Annuity       333-139776
Wells Fargo Advantage Choice Select Variable Annuity        333-139776

RIVERSOURCE ACCOUNT MGA                                                    N/A
RiverSource Guaranteed Term Annuity                         333-114888
RiverSource Retirement Advisor Advantage Plus Variable      333-114888
   Annuity/RiverSource Retirement Advisor Select Plus
   Variable Annuity
RiverSource Retirement Advisor 4 Advantage Plus Variable    333-114888
   Annuity/RiverSource Retirement Advisor 4 Select Plus
   Variable Annuity/RiverSource Retirement Advisor 4
   Access Variable Annuity
RiverSource Guaranteed Variable Annuity Contract            33-48701

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT                                 811-4298
RiverSource Single Premium Variable Life Insurance          333-83456
RiverSource Variable Universal Life IV/RiverSource          333-69777
   Variable Universal Life IV - Estate Series
RiverSource Variable Second-To-Die Life Insurance           33-62457
RiverSource Variable Universal Life Insurance               33-11165
RiverSource Variable Universal Life III                     333-69777

RiverSource Succession Select Variable Life Insurance       33-62457
RiverSource Single Premium Variable Life Insurance Policy   2-97637

RIVERSOURCE VARIABLE LIFE ACCOUNT                                          811-09515
RiverSource Signature Variable Universal Life Insurance     333-84121

RIVERSOURCE ACCOUNT FOR SMITH BARNEY                                       811-4652
RiverSource Single Premium Variable Life Insurance Policy   33-5210